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                                                                      EXHIBIT 21

                              LIST OF SUBSIDIARIES


The direct and indirect subsidiaries of Aftermarket Technology Corp. are:

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                                                    JURISDICTION OF              NAME UNDER WHICH
                      NAME                           INCORPORATION            BUSINESS IS CONDUCTED
-------------------------------------------------- ------------------ ---------------------------------------

Aaron's Automotive Products, Inc.                  Delaware           Aaron's Automotive Products
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ACI Electronics Holding Corp.                      Delaware           Not Applicable
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ACI Electronics Investment Corp.                   Delaware           Not Applicable
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ATC Distribution Group, Inc.                       Delaware           ATC Distribution Group
                                                                      ATC Diverco
                                                                      ATC HTP
                                                                      ATC Mamco
                                                                      ATC Metran
                                                                      ATC REPCO
                                                                      ATC RPM
                                                                      ATC Trans Mart
                                                                      ATC Tranzparts
                                                                      Diverco
                                                                      HTP
                                                                      Mamco Converters
                                                                      Metran
                                                                      REPCO Industries
                                                                      RPM
                                                                      Trans Mart
                                                                      Tranzparts
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ATC Electronics & Logistics, L.P.                  Delaware           Autocraft Electronics
                                                                      Logistics Services
                                                                      Materials Recovery
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ATS Remanufacturing Corp.                          Delaware           ATS
                                                                      CRS Gastonia
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Autocraft Industries, Inc.                         Delaware           Autocraft Industries
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Autocraft Remanufacturing Corp.                    Delaware           ATC Distribution Group
                                                                      ATC Reman Center
                                                                      Autocraft Industries
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Automotive Development Limited                     England            Autocraft UK
                                                                      Autocraft Industries
                                                                      South East Lincs Engineering
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Aftermarket Technology (U.K.) Holding Limited      England            Not Applicable
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Component Remanufacturing Specialists, Inc.        New Jersey         CRS
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King-O-Matic Industries Limited                    Ontario, Canada    ATC King-O-Matic
                                                                      King-O-Matic Industries
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Partes Remanufacturadas de Mexico                  Mexico             ATC RPM
                                                                      RPM
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